SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Floating Rate Fund
The following information is added under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus.
Effective October 1, 2019, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.550% on the first $1.0 billion of the fund’s average daily net assets, 0.535% on the next $1.5 billion of the fund’s average daily net assets, 0.510% on the next $2.5 billion of the fund’s average daily net assets, 0.485% on the next $2.5 billion of the fund’s average daily net assets, 0.460% on the next $2.5 billion of the fund’s average daily net assets, and 0.450% of the fund’s average daily net assets thereafter. Prior to October 1, 2019, the fund paid the Advisor a fee calculated daily and paid monthly, at the annual rate of 0.650% on the first $1.0 billion of the fund’s average daily net assets, 0.635% on the next $1.5 billion of the fund’s average daily net assets, 0.610% on the next $2.5 billion of the fund’s average daily net assets, 0.585% on the next $2.5 billion of the fund’s average daily net assets, 0.560% on the next $2.5 billion of the fund’s average daily net assets, and 0.550% of the fund’s average daily net assets thereafter.
Effective October 1, 2019, the following disclosure under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus is hereby deleted in its entirety.
The Advisor has voluntarily agreed to waive a portion of its management fee in the amount of 0.05% of the fund’s average daily net assets. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.
Please Retain This Supplement for Future Reference
September 23, 2019
PROSTKR-79